PROPERTY OWNED	12 Months Ended
Apr. 30, 2011
Notes To Financial Statements [Abstract]
PROPERTY OWNED
NOTE 4 . PROPERTY OWNED

Property, consisting principally of real estate, is stated at cost less accumulated depreciation and totaled $1.4 billion and $1.5 billion as of April 30, 2011, and  2010, respectively.

Construction period interest of approximately $152,000, $19,000, and $912,000 has been capitalized for the years ended April 30, 2011, 2010, and 2009, respectively.

The future minimum lease receipts to be received under non-cancellable leases for commercial properties as of April 30, 2011, assuming that no options to renew or buy out the lease are exercised, are as follows:

Year Ended April 30,	(in thousands)
2012	$111,017
2013	100,265
2014	88,497
2015	75,722
2016	64,316
Thereafter	302,096
$741,913

During fiscal year 2011, the Company incurred no losses due to impairment. During fiscal year 2010, the Company incurred a loss of $1.7 million due to impairment of three properties. Two of these properties were subsequently sold and the related impairment charges of $970,000 are reported in discontinued operations for fiscal year 2010. See Note 12 for additional information. For the year ended April 30, 2009, the Company incurred a loss of approximately $338,000 due to impairment of the property formerly used as IRET's Minot headquarters. This property was subsequently sold and the related impairment charge for fiscal year 2009 is reported in discontinued operations. See Note 12 for additional information.

During fiscal year 2010, the Company reached an agreement for final settlement of insurance claims related to a fiscal year 2009 fire loss and realized a $1.7 million gain from involuntary conversion, as the total proceeds of $2.4 million exceeded our estimated basis in the assets requiring replacement.